UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6490
Dreyfus Premier International Funds, Inc.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166

Registrant's telephone number, including area code: (212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/2004

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier International Growth Fund

ANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier International Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Growth Fund, covering the 12-month period from November 1, 2003, through October 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period.

The global equity markets have remained within a relatively narrow trading range so far in 2004 due to uncertainties related to the potential impact of higher commodity prices, persistent geopolitical tension, a weaker U.S.dollar and the sustainability of China's tremendous economic expansion.Yet, these factors also have produced what we believe to be attractive valuations among individual stocks in both developed and developing markets, suggesting that improvements in global economic conditions could lead to higher stock prices.

Of course,the specific international investments that may be right for you depend on your current needs, future goals, tolerance for risk and the composition of your overall portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your need for global diversification most effectively.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2004

DISCUSSION OF FUND PERFORMANCE

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2004, the fund produced total returns of 21.40% for Class A shares, 20.30% for Class B shares, 20.33% for Class C shares, 20.89% for Class R shares and 19.22% for Class T shares.1 This compares with a 19.25% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.2 In addition, the average total return of the Lipper International Multi-Cap Core Funds category, in which the fund is reported, was 17.08% for the same period.3

International stock markets moved higher over the reporting period as the global economy strengthened in response to the rapid industrialization of formerly third-world economies in China and India. The fund produced returns in line with its benchmark and Lipper category average, primarily due to the success of its security selection strategy and, to a lesser extent, its asset allocation strategy across regional markets and industry groups.

What is the fund's investment approach?

The fund invests primarily in growth stocks of foreign companies. Normally, the fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

During the reporting period, the fund conducted a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors.There were no country allocation models or targets. The portfolio was particularly alert to companies whose revenue and earnings growth potential were considered by management to be faster than those of industry peers or the local market.Additionally, the fund focused on three broad investment criteria. First, the stock should have fitted a broad investment theme that in our view was poised to benefit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

from long-term trends affecting change in the world's economy. Second, the issuer must have shown financial and commercial strength. Third, the stock must have been reasonably priced.

What other factors influenced the fund's performance?

The fund was primarily influenced by stronger economic growth throughout the world, particularly in the emerging markets of Asia, Eastern Europe and Latin America. Global growth was driven to a significant degree by the transformation of China and India into major global trading partners. In fact, rising demand for oil, steel and other materials used to build these nations' industrial infrastructures helped drive commodity and energy prices higher, benefiting markets that derive economic benefits from the development of natural resources. In addition, companies in Western Europe and Japan achieved higher revenues from exports to the faster-growing emerging markets, which helped support their domestic economies.

In this constructive environment, the fund's investments in the emerging markets fared especially well. Holdings such as Brazilian oil producer Petrobras, Thai wireless telecommunications provider Advanced Info Service and Korean tobacco company KT&G moved higher from what we believed to be attractive valuations as investors increasingly recognized their growth. In addition, growing companies in emerging markets such as these benefited from stronger capital inflows from overseas investors seeking alternatives to investments denominated in the weakening U.S. dollar.

The fund also benefited from its relatively heavy exposure to European markets, where it focused on domestic companies. Top performers in Europe included Austria's Erste Bank, German health care provider Celesio, French construction firm Vinci and U.K. retailer GUS.Although Japanese markets continued to recover from their long downturn, the fund's relatively light exposure to Japan prevented it from participating fully in its gains. However, the fund maintained relatively heavy positions in other Asian markets, which benefited performance.

As is to be expected from a broadly diversified portfolio, some holdings disappointed us during the reporting period. Chief among them was Brasil Telecom Part.The fund's relative performance also was hurt by its lack of exposure to Index holding BP, the global oil producer.

What is the fund's current strategy?

Since Remi Browne became the fund's primary portfolio manager on October 19, 2004, we have intensified the fund's focus on security selection and sought to manage risks from other factors, such as sector and country allocations. For example, we have eliminated the fund's emerging-markets holdings, redeploying those assets to the developed markets in industry groups where we are finding attractive values, including the recently lagging technology and telecommunications services sectors. Conversely, we have found relatively few opportunities among energy, financial and utilities stocks, which have risen to levels we consider more fully valued.Within each sector, we attempt to identify individual companies that, in our judgment, are positioned to prosper relative to their peers.

November 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share prices and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S.
Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares and Class B shares and the Morgan Stanley Capital International World ex U.S. Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
International Growth Fund on 10/31/94 to a $10,000 investment made in the Morgan Stanley Capital International
World ex U.S. Index (the "Index") on that date.All dividends and capital gain distributions are reinvested. Performance for Class C, Class R and Class T shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities and includes net dividends reinvested.The
Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		14.48%	(5.09)%	1.66%
without sales charge		21.40%	(3.96)%	2.26%
Class B shares
with applicable redemption charge †		16.30%	(5.11)%	1.78%
without redemption		20.30%	(4.86)%	1.78%
Class C shares
with applicable redemption charge ††	9/5/95	19.33%	(4.83)%	—	1.13%
without redemption	9/5/95	20.33%	(4.83)%	—	1.13%
Class R shares	9/5/95	20.89%	(3.85)%	—	2.15%
Class T shares
with applicable sales charge (4.5%)	3/1/00	13.83%	—	—	(13.48)%
without sales charge	3/1/00	19.22%	—	—	(12.62)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Growth Fund from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.95	$ 14.41	$ 14.83	$ 12.30	$ 20.80
Ending value (after expenses)	$1,075.20	$1,070.10	$1,070.50	$1,073.90	$1,063.40

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.63	$ 14.00	$ 14.41	$ 11.94	$ 20.21
Ending value (after expenses)	$1,014.58	$1,011.21	$1,010.81	$1,013.27	$1,004.98

† Expenses are equal to the fund's annualized expense ratio of 2.10% for Class A, 2.77% for Class B, 2.85% for
Class C, 2.36% for Class R and 4.01% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2004
Common Stocks—98.3%	Shares		Value ($)

Australia—2.7%
Boral	62,500		310,378
Oil Search	185,900		241,920
Publishing & Broadcasting	44,400		485,815
QBE Insurance Group	26,400		271,093
			1,309,206
Belgium—1.3%
Colruyt	1,700		246,962
Delhaize	6,100		393,934
			640,896
Canada—5.1%
ATI Technologies	17,900	[a]	322,866
Canadian Tire, Cl. A	9,300		398,397
Canfor	23,000	[a]	275,879
Husky Energy	10,100		264,983
Oncolytics Biotech	53,400	[a]	318,290
Oncolytics Biotech (Purchase Warrants 2/21/2005)	54,143	[a]	145,157
Oncolytics Biotech (Purchase Warrants 4/5/2005)	29,734	[a]	—
Sun Life Financial	9,100		279,484
Telus	17,900		443,354
			2,448,410
Chile—.4%
Corpbanca, ADR	6,833	[a]	178,956
Denmark—2.0%
A P Moller—Maersk	81		599,329
Novo Nordisk, Cl. B	7,100		353,687
			953,016
Finland—1.6%
Fortum	49,800		764,211
France—10.2%
BNP Paribas	8,832		602,554
Bouygues	13,100		517,310
Renault	5,600		469,780
Sanofi-Aventis	12,227		895,936

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

France (continued)
Societe Generale	5,600	520,625
Suez	24,700	578,662
Total	4,468	931,330
Vivendi Universal	15,100 [a]	413,425
		4,929,622
Germany—7.4%
BASF	9,160	572,805
Continental	11,000	602,059
E.ON	7,100	581,087
Merck	8,800	491,775
Metro	7,400	353,448
SAP	3,300	563,502
ThyssenKrupp	23,400	439,666
		3,604,342
Greece—.5%
Alpha Bank	8,400	239,545
Italy—2.6%
Banca Intesa	63,400	260,254
Eni	16,702	380,181
Mediaset	54,200	619,640
		1,260,075
Japan—19.5%
ASAHI BREWERIES	25,000	257,790
CANON	5,000	246,931
CASIO COMPUTER	22,000	261,549
Daiwa Securities	34,000	208,687
Eisai	15,800	455,052
FUJITSU	39,000	232,380
HOYA	3,000	308,215
Hitachi	70,000	440,888
ITO-YOKADO	11,000	394,712

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
KDDI	109	524,929
KYOCERA	7,000	508,310
Kawasaki Kisen Kaisha	41,000	273,720
Mitsubishi	41,000	453,362
Mitsubishi Tokyo Financial Group	46	390,935
NIPPON STEEL	105,000	245,892
NIPPON TELEGRAPH AND TELEPHONE	102	433,428
NISSAN MOTOR	48,000	541,643
NSK	74,000	318,640
ONO PHARMACEUTICAL	11,000	516,242
SANKYO	24,000	498,584
SANYO SHINPAN FINANCE	4,500	252,408
TDK	3,300	229,348
Takeda Pharmaceutical	12,700	614,013
Toyota Motor	22,200	865,779
		9,473,437
Netherlands—4.2%
ABN AMRO	11,000	263,753
ING Groep	34,400	912,807
Koninklijke (Royal) KPN	108,300	868,358
		2,044,918
Norway—1.0%
Norsk Hydro	2,945	216,911
Orkla	9,100	259,384
		476,295
Singapore—.5%
Keppel	54,000	259,725
South Africa—.5%
Old Mutual	121,400	256,923
South Korea—1.5%
KT&G, GDR	53,574 [b]	712,534

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Spain—2.6%
ACS	15,400		299,145
Repsol YPF	24,700		536,652
Telefonica	25,700		425,275
			1,261,072
Sweden—3.0%
Telefonaktiebolaget LM Ericsson, Cl. B	232,700	[a]	677,304
Volvo, Cl. B	20,700		785,299
			1,462,603
Switzerland—7.9%
Baloise	5,100		202,625
Compagnie Financiere Richemont	12,200		346,806
Credit Suisse	13,900		476,601
Logitech International	6,200	[a]	322,641
Micronas Semiconductor	6,300	[a]	247,928
Novartis	23,314		1,114,652
Saurer	8,900	[a]	473,206
Serono	700		436,364
UBS	3,175		229,425
			3,850,248
United Kingdom—23.8%
ARM	135,400		241,798
AstraZeneca	11,900		487,736
Aviva	25,200		252,197
BAE Systems	116,600		510,123
BHP Billiton	65,201		662,698
BP	89,800		869,846
Barclays	112,500		1,099,025
Friends Provident	97,400		243,244
HBOS	38,700		518,418
HSBC	21,093		340,657
Royal Bank of Scotland	15,100		445,036
SABMiller	72,500		1,045,750
Sage	72,900		245,645

12

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Shire Pharmaceuticals	86,400	823,030
Tesco	153,522	809,089
United Business Media	39,100	342,483
Vodafone	759,532	1,945,646
Xstrata	40,800	633,083
		11,515,504

Total Investments (cost $45,189,432)	98.3%	47,641,538
Cash and Receivables (Net)	1.7%	828,696
Net Assets	100.0%	48,470,234

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.This security has been determined to be liquid by the Board of Directors. At October 31, 2004, this security amounted to $712,534 or 1.5% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Healthcare	12.4	Utilities	4.5
Telecommunications	8.2	Beverages & Tobacco	4.2
Banking	7.4	Merchandising	3.0
Energy	7.2	Broadcasting & Publishing	3.0
Automobiles	6.8	Other	35.2
Financial Services	6.4		98.3

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES October 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	45,189,432	47,641,538
Cash		817,789
Cash denominated in foreign currencies	51,631	52,750
Receivable for investment securities sold		37,768,048
Receivable for forward currency exchange contracts—Note 4		152,761
Dividends receivable		140,031
Receivable for shares of Common Stock subscribed		129,635
Net unrealized appreciation on forward
currency exchange contracts—Note 4		35,406
Prepaid expenses		30,388
		86,768,346

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		50,613
Payable for investment securities purchased		38,110,329
Payable for shares of Common Stock redeemed		52,355
Net unrealized depreciation on forward
currency exchange contracts—Note 4		14,848
Accrued expenses		69,967
		38,298,112

Net Assets ($)		48,470,234

Composition of Net Assets ($):
Paid-in capital		65,224,329
Accumulated investment income—net		1,025,095
Accumulated net realized gain (loss) on investments		(20,266,773)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		2,487,583

Net Assets ($)		48,470,234

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	45,440,126	2,167,990	840,041	18,611	3,466
Shares Outstanding	5,299,555	273,054	110,693	2,135	413

Net Asset Value
Per Share ($)	8.57	7.94	7.59	8.72	8.39

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $148,448 foreign taxes withheld at source)	1,195,119
Income on securities lending	4,053
Interest	3,991
Total Income	1,203,163
Expenses:
Investment advisory fee—Note 3(a)	299,176
Shareholder servicing costs—Note 3(c)	199,766
Legal fees	114,074
Custodian fees	60,600
Registration fees	44,966
Audit fees	23,777
Distribution fees—Note 3(b)	21,684
Prospectus and shareholders' reports	20,874
Directors' fees and expenses—Note 3(d)	6,191
Miscellaneous	10,488
Total Expenses	801,596
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(5,429)
Net Expenses	796,167
Investment Income—Net	406,996

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transactions	10,692,414
Net realized gain (loss) on
forward currency exchange contracts	474,483
Net Realized Gain (Loss)	11,166,897
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(4,092,499)
Net Realized and Unrealized Gain (Loss) on Investments	7,074,398
Net Increase in Net Assets Resulting from Operations	7,481,394

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2004	2003

Operations ($):
Investment income—net	406,996	111,619
Net realized gain (loss) on investments	11,166,897	(135,663)
Net unrealized appreciation
(depreciation) on investments	(4,092,499)	7,696,537
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,481,394	7,672,493

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(890,802)	(555,832)
Class B shares	(44,821)	(19,614)
Class C shares	(17,827)	(6,262)
Class R shares	(542)	(461)
Class T shares	(23)	—
Total Dividends	(954,015)	(582,169)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	17,707,210	121,582,564
Class B shares	604,829	2,797,650
Class C shares	218,371	2,597,373
Class R shares	2,575	1,047,867
Class T shares	1,900	975
Dividends reinvested:
Class A shares	859,597	536,323
Class B shares	38,480	17,433
Class C shares	13,838	4,905
Class R shares	542	412
Class T shares	23	—
Cost of shares redeemed:
Class A shares	(8,432,151)	(125,751,909)
Class B shares	(755,411)	(3,219,733)
Class C shares	(175,208)	(2,654,915)
Class R shares	(8,184)	(1,077,452)
Class T shares	—	(1,449)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	10,076,411	(4,119,956)
Total Increase (Decrease) in Net Assets	16,603,790	2,970,368

Net Assets ($):
Beginning of Period	31,866,444	28,896,076
End of Period	48,470,234	31,866,444
Undistributed investment income—net	1,025,095	577,227

	Year Ended October 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	2,215,299	20,830,721
Shares issued for dividends reinvested	116,793	90,141
Shares redeemed	(1,049,466)	(21,317,492)
Net Increase (Decrease) in Shares Outstanding	1,282,626	(396,630)

Class B [a]
Shares sold	81,111	512,120
Shares issued for dividends reinvested	5,609	3,130
Shares redeemed	(100,384)	(583,520)
Net Increase (Decrease) in Shares Outstanding	(13,664)	(68,270)

Class C
Shares sold	30,818	519,911
Shares issued for dividends reinvested	2,109	920
Shares redeemed	(24,606)	(524,858)
Net Increase (Decrease) in Shares Outstanding	8,321	(4,027)

Class R
Shares sold	320	180,253
Shares issued for dividends reinvested	72	66
Shares redeemed	(991)	(182,934)
Net Increase (Decrease) in Shares Outstanding	(599)	(2,615)

Class T
Shares sold	242	168
Shares issued for dividends reinvested	3	—
Shares redeemed	—	(250)
Net Increase (Decrease) in Shares Outstanding	245	(82)

[a] During the period ended October 31, 2004, 61,341 Class B shares representing $461,304 were automatically converted to 57,026 Class A shares and during the year ended October 31, 2003, 43,325 Class B shares representing $237,845 were automatically converted to 40,439 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,

Class A shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	7.28	5.97	7.42	17.21	16.07
Investment Operations:
Investment income (loss)—net [a]	.09	.03	(.00)[b]	(.04)	(.03)
Net realized and unrealized gain
(loss) on investments	1.42	1.41	(1.45)	(4.91)	1.79
Total from Investment Operations	1.51	1.44	(1.45)	(4.95)	1.76
Distributions:
Dividends from investment
income—net	(.22)	(.13)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)
Total Distributions	(.22)	(.13)	—	(4.84)	(.62)
Net asset value, end of period	8.57	7.28	5.97	7.42	17.21

Total Return (%) [c]	21.40	24.53	(19.54)	(39.33)	10.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	2.02	1.83	1.51	1.37
Ratio of net expenses
to average net assets	1.95	2.02	1.83	1.51	1.37
Ratio of net investment income
(loss) to average net assets	1.08	.45	(.05)	(.37)	(.15)
Portfolio Turnover Rate	174.49	122.55	146.03	223.72	221.46

Net Assets, end of period
($ x 1,000)	45,440	29,246	26,334	36,546	74,590

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended October 31,

Class B shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	6.75	5.54	6.94	16.54	15.59
Investment Operations:
Investment income (loss)—net [a]	.02	(.03)	(.07)	(.13)	(.20)
Net realized and unrealized gain
(loss) on investments	1.33	1.30	(1.33)	(4.63)	1.77
Total from Investment Operations	1.35	1.27	(1.40)	(4.76)	1.57
Distributions:
Dividends from investment
income—net	(.16)	(.06)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)
Total Distributions	(.16)	(.06)	—	(4.84)	(.62)
Net asset value, end of period	7.94	6.75	5.54	6.94	16.54

Total Return (%) [b]	20.30	23.07	(20.17)	(39.90)	9.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.78	3.04	2.80	2.42	2.18
Ratio of net expenses
to average net assets	2.78	3.04	2.80	2.42	2.18
Ratio of net investment income
(loss) to average net assets	.24	(.60)	(1.11)	(1.30)	(1.13)
Portfolio Turnover Rate	174.49	122.55	146.03	223.72	221.46

Net Assets, end of period
($ x 1,000)	2,168	1,936	1,965	3,520	10,047

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	6.47	5.30	6.67	16.02	15.16
Investment Operations:
Investment income (loss)—net [a]	.02	(.02)	(.05)	(.11)	(.17)
Net realized and unrealized gain
(loss) on investments	1.27	1.25	(1.32)	(4.40)	1.65
Total from Investment Operations	1.29	1.23	(1.37)	(4.51)	1.48
Distributions:
Dividends from investment
income—net	(.17)	(.06)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)
Total Distributions	(.17)	(.06)	—	(4.84)	(.62)
Net asset value, end of period	7.59	6.47	5.30	6.67	16.02

Total Return (%) [b]	20.33	23.45	(20.54)	(39.56)	9.45

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.77	2.89	2.71	2.33	2.14
Ratio of net expenses
to average net assets	2.77	2.89	2.71	2.33	2.14
Ratio of net investment income
(loss) to average net assets	.23	(.41)	(.93)	(1.17)	(.89)
Portfolio Turnover Rate	174.49	122.55	146.03	223.72	221.46

Net Assets, end of period
($ x 1,000)	840	663	563	754	2,987

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended October 31,

Class R shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	7.40	6.08	7.45	17.22	16.05
Investment Operations:
Investment income (loss)—net [a]	.06	.11	.02	(.01)	(.02)
Net realized and unrealized gain
(loss) on investments	1.45	1.30	(1.39)	(4.92)	1.81
Total from Investment Operations	1.51	1.41	(1.37)	(4.93)	1.79
Distributions:
Dividends from investment
income—net	(.19)	(.09)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)
Total Distributions	(.19)	(.09)	—	(4.84)	(.62)
Net asset value, end of period	8.72	7.40	6.08	7.45	17.22

Total Return (%)	20.89	23.21	(18.26)	(39.10)	10.84

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.24	2.21	1.47	1.19	1.20
Ratio of net expenses
to average net assets	2.24	2.21	1.47	1.19	1.20
Ratio of net investment income
(loss) to average net assets	.69	1.24	.29	(.09)	(.13)
Portfolio Turnover Rate	174.49	122.55	146.03	223.72	221.46

Net Assets, end of period
($ x 1,000)	19	20	32	734	1,502

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class T shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	7.17	5.84	7.33	17.13	22.65
Investment Operations:
Investment (loss)—net [b]	(.03)	(.06)	(.09)	(.08)	(.06)
Net realized and unrealized gain
(loss) on investments	1.39	1.39	(1.40)	(4.88)	(5.46)
Total from Investment Operations	1.36	1.33	(1.49)	(4.96)	(5.52)
Distributions:
Dividends from investment
income—net	(.14)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	—
Total Distributions	(.14)	—	—	(4.84)	—
Net asset value, end of period	8.39	7.17	5.84	7.33	17.13

Total Return (%) [c]	19.22	22.77	(20.33)	(39.62)	(24.37)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.75	3.47	2.72	1.93	1.16[d]
Ratio of net expenses
to average net assets	3.75	3.47	2.72	1.93	1.16[d]
Ratio of net investment
(loss) to average net assets	(.44)	(1.05)	(1.14)	(.81)	(.36)[d]
Portfolio Turnover Rate	174.49	122.55	146.03	223.72	221.46

Net Assets, end of period
($ x 1,000)	3	1	1	7	16

[a]	From March 1, 2000 (commencement of initial offering) to October 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund.The fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Newton Investment Management Limited ("Newton") served as the fund's sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon and an affiliate of Dreyfus.This agreement was terminated on October 22, 2004.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition,an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,025,095, accumulated capital losses $20,056,324 and unrealized appreciation $2,277,134.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $15,504,095 of the carryover expires in fiscal 2009, $3,503,697 expires in fiscal 2010 and $1,048,532 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2004 and October 31, 2003, were as follows: ordinary income $954,015 and $582,169, respectively.

During the period ended October 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $994,887 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2004, the fund did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, that was terminated on October 22, 2004, the sub-investment advisory fee was payable monthly by Dreyfus, and was based upon the value of the fund's average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	35 of 1%
$100 million to $1 billion	30 of 1%
$1 billion to $1.5 billion	26 of 1%
In excess of $1.5 billion	20 of 1%

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2004, the Distributor retained $7,695 from commissions earned on sales of the fund's Class A shares and $3,760 and $27 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2004, Class B, Class C and Class T shares were charged $15,922, $5,756 and $6, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2004, Class A, Class B, Class C and Class T shares were charged $92,449, $5,307, $1,919 and $6, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $42,584 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $30,360, Rule 12b-1 distribution plan fees $1,891, shareholder services plan fees $10,116 and transfer agency per account fees $8,246.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2004, amounted to $76,893,884 and $67,678,154, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar,
expiring 11/1/2004	86,000	64,027	64,319	292
British Pound,
expiring 11/1/2004	1,730,000	3,166,073	3,176,799	10,726
Canadian Dollar,
expiring 11/2/2004	2,330,000	1,911,716	1,910,306	(1,410)
Danish Krone,
expiring 11/1/2004	5,724,000	981,650	984,944	3,294
Euro,
expiring 11/1/2004	2,735,000	3,486,305	3,497,518	11,213
Japanese Yen,
expiring 11/1/2004	186,000,000	1,754,386	1,756,374	1,988
Swedish Krona,
expiring 11/1/2004	10,230,000	1,441,657	1,445,426	3,769
Swiss Franc,
expiring 11/1/2004	1,012,000	843,474	847,358	3,884
Sales:		Proceeds ($)
Brazilian Real,
expiring 11/3/2004	158,345	55,501	55,424	77
Canadian Dollar,
expiring 11/1/2004	1,213,000	994,670	994,507	163
Euro,
expiring 11/2/2004	2,850,000	3,635,175	3,644,580	(9,405)
Norwegian Krone,
expiring 11/1/2004	1,548,000	241,951	243,106	(1,155)
Singapore Dollar,
expiring 11/1/2004	2,025,000	1,216,801	1,217,459	(658)
South African Rand,
expiring 11/3/2004	2,289,900	374,779	375,086	(307)
Thai Bhat,
expiring 11/1/2004	58,678,390	1,427,698	1,429,611	(1,913)
Total				20,558

At October 31, 2004, the cost of investments for federal income tax purposes was $45,399,881; accordingly, accumulated net unrealized appreciation on investments was $2,241,657, consisting of $2,676,574 gross unrealized appreciation and $434,917 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Growth Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York December 13, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2004:

—the total amount of taxes paid to foreign countries was $148,448.

—the total amount of income sourced from foreign countries was $820,880.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

For the fiscal year ended October 31, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $76,837 represents the maximum amount that may be considered qualified dividend income.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
Gordon J. Davis (63)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner of the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25
———————
David P. Feldman (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51
———————
Lynn Martin (64)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women
Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations
No. of Portfolios for which Board Member Serves: 10

Daniel Rose (75)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Philip L. Toia (71)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 10
———————
Sander Vanocur (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No.of Portfolios for which Board Member Serves: 21
———————
Anne Wexler (74)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since March 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More Information

Dreyfus Premier	Custodian

International Growth Fund
The Bank of New York
200 Park Avenue
One Wall Street
New York, NY 10166
New York, NY 10286

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Newton Capital Management Limited	Distributor

160 Queen Victoria Street
Dreyfus Service Corporation
London, EC4V 4LA
200 Park Avenue
England
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2004 Dreyfus Service Corporation 0092AR1004

Dreyfus	Premier
Greater	China Fund

ANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Greater China Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Greater China Fund, covering the 12-month period from November 1, 2003, through October 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Adrian Au.

The global equity markets have remained within a relatively narrow trading range so far in 2004 due to uncertainties related to the potential impact of higher commodity prices, persistent geopolitical tension, a weaker U.S. dollar and the sustainability of China's tremendous economic expansion.Yet, these factors also have produced what we believe to be attractive valuations among individual stocks in both developed and developing markets, suggesting that improvements in global economic conditions could lead to higher stock prices.

Of course, the specific international investments that may be right for you depend on your current needs, future goals, tolerance for risk and the composition of your overall portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your need for global diversification most effectively.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

Adrian Au, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2004, the fund's Class A, B, C, R and T shares produced total returns of 3.70%, 2.88%, 2.90%, 3.96% and 3.44%, respectively.1 In contrast, the fund's benchmark, the Hang Seng Index, produced a total return of 10.60% for the same period.2

The region's stock markets generally produced lackluster results over the reporting period because of China's efforts to slow its economy and political turmoil in Taiwan. Although the fund received relatively strong contributions from companies that serve increasingly affluent Chinese consumers, it was not enough to fully offset weakness in the technology sector and other market sectors; as a result, the fund's performance underperformed its benchmark.

What is the fund's investment approach?

The fund seeks long-term capital appreciation.The fund normally invests at least 80% of its assets in stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.To determine where the fund will invest, the portfolio managers analyze several factors, including economic and political trends in Greater China; the current financial condition and future prospects of individual companies and sectors in the region; and the valuation of one market or company relative to that of another.

The portfolio manager seeks companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies include high-quality management with a commitment to increasing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which the fund invests are leaders in their respective industries, with strong recognition.

Many of the securities in which the fund invests are denominated in foreign currencies. To protect the fund against potential depreciation of the region's currencies versus the U.S. dollar, the fund may engage in currency hedging.

What other factors influenced the fund's performance?

The Chinese government's efforts to slow its fast-growing economy caused concern among equity investors during the reporting period. By the end of 2003, Chinese gross domestic product was growing at an annual rate of 10%, overloading the nation's transportation networks and natural resources capabilities, while inducing a high level of speculation in real estate, metals and other commodities.To slow the nation's economy to a targeted growth rate of 7% to 8%, the Chinese government raised interest rates and curtailed bank lending, especially in the auto, real estate and steel industries.

An election controversy in Taiwan represented another negative influence on the markets. The ruling political party won by a slim margin, but the opposing party refused to accept the result. Resulting uncertainty caused the Taiwan stock market to decline by nearly 30%, although prices have rebounded since a court ruling validating the election result. Taiwan's technology sector also was adversely affected by relatively weak demand for products such as digital flat screen televisions. About 20% of the fund's assets were invested in Taiwan during the reporting period.

On the other hand, the fund received relatively strong contributions to its performance from companies serving China's domestic consumer markets. For example, Lifestyle International, which owns and operates the Sogo Department Store, benefited from an agreement between China and Hong Kong to liberalize tourism. This agreement also benefited Hang Lung, a developer of shopping centers that owns

4

property in the tourist areas.The fund also received good results from China Mengniu Dairy, a high-quality milk processor located in Inner Mongolia, which benefited from greater affluence and health consciousness among Chinese consumers. In addition, athletic products retailer Li Ning opened more than 2,600 outlets in China, and its stock price rose.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained the fund's focus on stocks that we believe are likely to benefit from China's growth, such as energy companies.The country's oil reserves currently constitute an approximately 10-day supply, compared to the 100-day reserves that are more common in other countries. As China attempts to build its reserves, engineering and shipbuilding companies also should benefit. However, the fund has relatively little exposure to export-oriented companies, where profit margins may be squeezed by higher raw material prices, rising labor costs and a stronger local currency.

November 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
Since the fund's inception, a significant portion of the fund's performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
[2]	SOURCE: BLOOMBERG L.P. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Hang Seng Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the
Stock Exchange of Hong Kong.The components of the index are divided into 4 subindices:
Commerce, Finance, Utilities and Properties.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
Since the fund's inception, a significant portion of the fund's performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Greater China Fund on 5/12/98 (inception date) to a $10,000 investment made in the Hang
Seng Index (the "Index") on that date. For comparative purposes, the value of the Index on 4/30/98 is used as the beginning value on 5/12/98.All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the Stock Exchange of
Hong Kong.The components of the Index are divided into four subindices: Commerce, Finance, Utilities and
Properties.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	5/12/98	(2.26)%	11.89%	11.69%
without sales charge	5/12/98	3.70%	13.22%	12.71%
Class B shares
with applicable redemption charge †	5/12/98	(1.12)%	12.07%	11.88%
without redemption	5/12/98	2.88%	12.32%	11.88%
Class C shares
with applicable redemption charge ††	5/12/98	1.90%	12.34%	11.85%
without redemption	5/12/98	2.90%	12.34%	11.85%
Class R shares	5/12/98	3.96%	13.57%	13.05%
Class T shares
with applicable sales charge (4.5%)	3/1/00	(1.23)%	—	(2.87)%
without sales charge	3/1/00	3.44%	—	(1.91)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Greater China Fund from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.70	$ 14.46	$ 14.41	$ 9.26	$ 12.33
Ending value (after expenses)	$980.50	$976.20	$976.20	$981.20	$978.70

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS ( U n a u d i t e d )

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.89	$ 14.71	$ 14.66	$ 9.42	$ 12.55
Ending value (after expenses)	$1,014.33	$1,010.51	$1,010.56	$1,015.79	$1,012.67

† Expenses are equal to the fund's annualized expense ratio of 2.15% for Class A, 2.91% for Class B, 2.90% for
Class C, 1.86% for Class R and 2.48% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2004
Common Stocks—95.7%	Shares		Value ($)

China—33.8%
Beijing Capital International Airport, CL. H	192,000		69,074
Beijing Capital Land, Cl. H	3,478,000		813,306
China Petroleum and Chemical , Cl. H	14,000,000		5,306,437
China Telecom, Cl. H	10,830,000		3,478,736
Datang International Power Generation, CL. H	4,947,000		3,940,820
Huaneng Power International, Cl. H	6,604,000		4,963,818
Ping An Insurance, CL. H	1,710,000		2,691,443
Shenzhen Expressway, CL. H	5,534,000		1,973,127
Sinopec Shanghai Petrochemical, Cl. H	10,240,000		3,618,142
Sinopec Zhenhai Refining and Chemical, Cl. H	4,200,000		4,020,301
Sinotrans, CL. H	11,340,000		3,678,980
Weiqiao Textile, Cl. H	3,504,000		5,087,395
Yanzhou Coal Mining, Cl. H	3,110,000		4,115,765
Zhejiang Expressway, Cl. H	3,778,000		2,548,439
			46,305,783
Hong Kong—42.0%
AV Concept	18,116,000		2,094,873
Asia TeleMedia	8,000,000	[a]	200,437
COFCO	9,764,000		3,826,314
China Mengniu Dairy	5,706,000		4,728,729
Cheung Kong	387,000		3,207,182
Denway Motors	11,692,000		3,943,402
Dream International	6,058,000		1,105,276
Far East Pharmaceutical Technology	16,264,000	[b]	142,098
First Shanghai Investments	8,570,000		748,760
Golding Soft	5,220,000	[a]	14,085
HSBC	410,000		6,637,543
JCG	2,664,000		2,036,592
Li Ning	14,212,000		5,615,046
Lifestyle International	3,251,000		4,469,446
Lung Kee	6,915,000		3,553,900
MediaNation	360,000	[a]	4,857
Semiconductor Manufacturing International	12,886,000		2,698,726

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Hong Kong (continued)
Television Broadcasts	847,000		3,623,937
Victory City International	10,970,083		4,298,953
Wharf	809,000		2,671,374
Wing Lung Bank	241,400		1,860,979
			57,482,509
Singapore—3.8%
Hongkong Land	1,349,000		2,778,940
Osim International	4,253,000		2,403,547
			5,182,487
Taiwan—15.6%
Asia Vital Components	645,131		540,182
CTCI	3,258,000		1,821,908
Compal Electronics	1,750,000		1,569,976
Everlight Electronics	410		368
Formosa Petrochemical	1,446,000		2,421,531
Formosa Plastics	132,372		203,862
Fubon Financial	1,803,000		1,698,400
Hon Hai Precision Industry	680,000		2,501,196
Jenn Feng Industrial	1,845,296		2,411,466
Phoenixtec Power	2,339,300		2,259,551
United Microelectronics	3,631,800	[a]	2,193,851
Vanguard International Semiconductor	3,444,266	[a]	1,627,374
Yuanta Core Pacific Securities	3,015,000	[a]	2,118,795
			21,368,460

10

Common Stocks (continued)	Shares		Value ($)

United States—.5%
Far East Energy	500,000	[a]	650,000
Far East Energy (warrants)	500,000	[a]	—
			650,000

Total Investments (cost $129,479,968)	95.7%		130,989,239
Cash and Receivables (Net)	4.3%		5,814,799
Net Assets	100.0%		136,804,038

[a] Non-income producing.
[b] The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.0	Utilities	7.0
Consumer Discretionary	16.2	Material	5.8
Consumer Staples	12.3	Telecom	2.5
Industrial	12.3	Healthcare	.2
Energy	9.8
Information Technology	9.6		95.7

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	129,479,968	130,989,239
Cash		4,622,630
Cash denominated in foreign currencies	3,185,967	3,190,729
Receivable for investment securities sold		3,139,638
Receivable for shares of Common Stock subscribed		376,264
Dividends receivable		40,242
Prepaid expenses		27,436
		142,386,178

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		237,066
Payable for investment securities purchased		5,042,240
Payable for shares of Common Stock redeemed		168,308
Accrued expenses		134,526
		5,582,140

Net Assets ($)		136,804,038

Composition of Net Assets ($):
Paid-in capital		134,824,024
Accumulated investment income—net		578,892
Accumulated net realized gain (loss) on investments		(114,847)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		1,515,969

Net Assets ($)		136,804,038

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	70,071,585	20,600,955	40,422,762	4,853,504	855,232
Shares Outstanding	3,567,041	1,090,330	2,138,071	244,146	44,414

Net Asset Value
Per Share ($)	19.64	18.89	18.91	19.88	19.26

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $129,498 foreign taxes withheld at source)	3,809,374
Interest	641
Total Income	3,810,015
Expenses:
Investment advisory fee—Note 3(a)	1,525,120
Shareholder servicing costs—Note 3(c)	526,254
Distribution fees—Note 3(b)	394,200
Custodian fees	258,177
Registration fees	87,192
Professional fees	74,783
Prospectus and shareholders' reports	28,717
Directors' fees and expenses—Note 3(d)	24,346
Miscellaneous	12,375
Total Expenses	2,931,164
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(1,463)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(18,913)
Net Expenses	2,910,788
Investment Income—Net	899,227

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(196,614)
Net realized gain (loss) on forward currency exchange contracts	(204,030)
Net Realized Gain (Loss)	(400,644)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(5,651,270)
Net Realized and Unrealized Gain (Loss) on Investments	(6,051,914)
Net (Decrease) in Net Assets Resulting from Operations	(5,152,687)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2004	2003

Operations ($):
Investment income—net	899,227	83,569
Net realized gain (loss) on investments	(400,644)	1,973,692
Net unrealized appreciation
(depreciation) on investments	(5,651,270)	8,297,373
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,152,687)	10,354,634

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(91,264)	(27,343)
Class C shares	(5,190)	(220)
Class R shares	(8,663)	(2,270)
Class T shares	(465)	(773)
Net realized gain on investments:
Class A shares	(412,697)	—
Class B shares	(91,748)	—
Class C shares	(210,736)	—
Class R shares	(23,881)	—
Class T shares	(4,117)	—
Total Dividends	(848,761)	(30,606)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	78,450,964	41,165,835
Class B shares	19,920,859	6,997,749
Class C shares	41,279,005	17,497,893
Class R shares	8,924,974	2,569,746
Class T shares	1,802,812	486,608

14

	Year Ended October 31,

	2004	2003

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	383,253	26,245
Class B shares	61,671	—
Class C shares	144,305	172
Class R shares	28,793	2,104
Class T shares	4,479	773
Cost of shares redeemed:
Class A shares	(39,661,537)	(19,514,791)
Class B shares	(4,554,206)	(3,407,173)
Class C shares	(13,508,216)	(6,422,648)
Class R shares	(5,269,158)	(1,508,691)
Class T shares	(1,173,834)	(289,175)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	86,834,164	37,604,647
Total Increase (Decrease) in Net Assets	80,832,716	47,928,675

Net Assets ($):
Beginning of Period	55,971,322	8,042,647
End of Period	136,804,038	55,971,322
Undistributed investment income—net	578,892	102,940

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	3,742,736	2,664,231
Shares issued for dividends reinvested	19,584	2,123
Shares redeemed	(1,932,729)	(1,350,028)
Net Increase (Decrease) in Shares Outstanding	1,829,591	1,316,326

Class B [a]
Shares sold	973,776	476,294
Shares issued for dividends reinvested	3,254	—
Shares redeemed	(232,597)	(262,017)
Net Increase (Decrease) in Shares Outstanding	744,433	214,277

Class C
Shares sold	2,036,870	1,158,112
Shares issued for dividends reinvested	7,611	14
Shares redeemed	(679,968)	(467,251)
Net Increase (Decrease) in Shares Outstanding	1,364,513	690,875

Class R
Shares sold	415,887	158,959
Shares issued for dividends reinvested	1,457	169
Shares redeemed	(254,213)	(103,200)
Net Increase (Decrease) in Shares Outstanding	163,131	55,928

Class T
Shares sold	83,926	34,905
Shares issued for dividends reinvested	233	64
Shares redeemed	(55,383)	(20,979)
Net Increase (Decrease) in Shares Outstanding	28,776	13,990

a During the period ended October 31, 2004, 12,136 Class B shares representing $250,968 were automatically converted to 11,723 Class A shares and during the period ended October 31, 2003, 313 Class B shares representing $4,038 were automatically converted to 304 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,

Class A Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	19.18	12.26	12.32	18.20	14.45
Investment Operations:
Investment income (loss)—net [a]	.21	.10	.09	.03	(.34)
Net realized and unrealized
gain (loss) on investments	.48	6.88	(.11)	(1.24)	4.26
Total from Investment Operations	.69	6.98	(.02)	(1.21)	3.92
Distributions:
Dividends from investment income—net	(.04)	(.06)	(.04)	—	(.11)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)
Total Distributions	(.23)	(.06)	(.04)	(4.67)	(.17)
Net asset value, end of period	19.64	19.18	12.26	12.32	18.20

Total Return (%) [b]	3.70	57.25	(.19)	(10.04)	27.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.82	3.80	4.63	4.59
Ratio of net expenses
to average net assets	2.09	2.25	2.25	2.25	2.25
Ratio of net investment income
(loss) to average net assets	1.02	.68	.61	.19	(1.46)
Portfolio Turnover Rate	154.41	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	70,072	33,324	5,165	3,151	3,712

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	18.56	11.89	12.00	17.97	14.34
Investment Operations:
Investment income (loss)—net [a]	.08	.00[b]	(.01)	(.07)	(.49)
Net realized and unrealized
gain (loss) on investments	.44	6.67	(.10)	(1.23)	4.23
Total from Investment Operations	.52	6.67	(.11)	(1.30)	3.74
Distributions:
Dividends from investment income—net	—	—	—	—	(.05)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)
Total Distributions	(.19)	—	—	(4.67)	(.11)
Net asset value, end of period	18.89	18.56	11.89	12.00	17.97

Total Return (%) [c]	2.88	56.10	(1.00)	(10.73)	25.95

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.87	3.66	4.58	5.40	5.33
Ratio of net expenses
to average net assets	2.86	3.00	3.00	3.00	3.00
Ratio of net investment income
(loss) to average net assets	.38	.01	(.08)	(.49)	(2.17)
Portfolio Turnover Rate	154.41	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	20,601	6,420	1,565	947	961

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,

Class C Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	18.57	11.90	12.01	17.98	14.32
Investment Operations:
Investment income (loss)—net [a]	.07	(.01)	(.00)[b]	(.06)	(.54)
Net realized and unrealized
gain (loss) on investments	.46	6.68	(.11)	(1.24)	4.29
Total from Investment Operations	.53	6.67	(.11)	(1.30)	3.75
Distributions:
Dividends from investment income—net	(.00)[b]	(.00)[b]	—	—	(.03)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)
Total Distributions	(.19)	(.00)[b]	—	(4.67)	(.09)
Net asset value, end of period	18.91	18.57	11.90	12.01	17.98

Total Return (%) [c]	2.90	56.08	(.92)	(10.83)	26.10

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.83	3.42	4.55	5.41	5.33
Ratio of net expenses
to average net assets	2.83	2.97	3.00	3.00	3.00
Ratio of net investment income
(loss) to average net assets	.33	(.08)	(.00)[d]	(.46)	(2.28)
Portfolio Turnover Rate	154.41	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	40,423	14,363	984	515	492

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Amount represents less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class R Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	19.38	12.36	12.41	18.27	14.49
Investment Operations:
Investment income (loss)—net [a]	.28	.14	.11	.06	(.28)
Net realized and unrealized
gain (loss) on investments	.48	6.97	(.08)	(1.25)	4.26
Total from Investment Operations	.76	7.11	.03	(1.19)	3.98
Distributions:
Dividends from investment income—net	(.07)	(.09)	(.08)	—	(.14)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)
Total Distributions	(.26)	(.09)	(.08)	(4.67)	(.20)
Net asset value, end of period	19.88	19.38	12.36	12.41	18.27

Total Return (%)	3.96	57.93	.10	(9.78)	27.40

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80	2.56	3.63	4.42	4.37
Ratio of net expenses
to average net assets	1.80	1.92	2.00	2.00	2.00
Ratio of net investment income
(loss) to average net assets	1.28	1.04	.78	.46	(1.24)
Portfolio Turnover Rate	154.41	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	4,854	1,570	310	290	329

[a] Based on average shares outstanding at each month end. See notes to financial statements.

20

		Year Ended October 31,

Class T Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	18.83	12.07	12.15	17.99	28.76
Investment Operations:
Investment income (loss)—net [b]	.18	.21	.10	.01	(.24)
Net realized and unrealized
gain (loss) on investments	.46	6.64	(.13)	(1.18)	(10.53)
Total from Investment Operations	.64	6.85	(.03)	(1.17)	(10.77)
Distributions:
Dividends from investment income—net	(.02)	(.09)	(.05)	—	—
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	—
Total Distributions	(.21)	(.09)	(.05)	(4.67)	—
Net asset value, end of period	19.26	18.83	12.07	12.15	17.99

Total Return (%) [c]	3.44	57.16	(.32)	(9.78)	(37.48)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.43	3.46	5.80	8.28	3.13[d]
Ratio of net expenses
to average net assets	2.40	2.36	2.50	2.50	1.67[d]
Ratio of net investment income
(loss) to average net assets	.85	1.51	.69	.06	(1.04)[d]
Portfolio Turnover Rate	154.41	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	855	295	20	2	1

[a]	From May 1, 2000 (commencement of initial offering) to October 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation.The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $929,578, undistributed capital gains $843,148 and unrealized appreciation $207,288.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2004 and October 31, 2003, were as follows: ordinary income $848,761 and $30,606, respectively.

During the period ended October 31, 2004, as a result of permanent book to tax differences primarily due to foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $317,693 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2004, the fund did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2003 through October 31, 2004, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $1,463 during the period ended October 31, 2004.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

During the period ended October 31, 2004, the Distributor retained $241,495 and $1,323 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $56,586 and $76,736 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the

26

Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2004, Class B, Class C and Class T shares were charged $130,728, $261,889 and $1,583, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2004, Class A, Class B, Class C and Class T shares were charged $160,294, $43,576, $87,296 and $1,583, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $106,550 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $147,636, Rule 12b-1 distribution plan fees $39,767, shareholder services plan fees $28,463 and transfer agency per account fees $21,200.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2004, amounted to $250,205,351 and $166,636,306, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2004, there were no forward currency exchange contracts outstanding.

At October 31, 2004, the cost of investments for federal income tax purposes was $130,788,649 accordingly, accumulated net unrealized appreciation on investments was $200,590, consisting of $9,753,360 gross unrealized appreciation and $9,552,770 gross unrealized depreciation.

28

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13,2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York December 13, 2004

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2004:

—the total amount of taxes paid to foreign countries was $129,498

—the total amount of income sourced from foreign countries was $1,052,843

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

For the fiscal year ended October 31, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $32,585 represents the maximum amount that may be considered qualified dividend income.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
Gordon J. Davis (63)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner of the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25
———————
David P. Feldman (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51
———————
Lynn Martin (64)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women
Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations

No. of Portfolios for which Board Member Serves: 10

32

Daniel Rose (75)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Philip L. Toia (71)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 10
———————
Sander Vanocur (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No.of Portfolios for which Board Member Serves: 21
———————
Anne Wexler (74)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

34

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since March 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with Dreyfus since 1980,including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Dreyfus Premier	Custodian

Greater China Fund
The Bank of New York
200 Park Avenue
One Wall Street
New York, NY 10166
New York, NY 10286

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Hamon U.S. Investment Advisors Ltd.	Distributor

4310-4315 Jardine House
Dreyfus Service Corporation
1 Connaught Place, Central
200 Park Avenue
Hong Kong
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2004 Dreyfus Service Corporation 0130AR1004

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the
Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the
"SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees.	The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,200 in 2003 and
$44,310 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the
Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $125,000 in 2003 and $178,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not
pre-approved prior to May 6, 2003, when such services were required to be pre-approved.		On and after
May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required.		For comparative
purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the
Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,529 in 2003 and $6,282 in
2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and

$281 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $315,642 in 2003 and $635,655 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier International Funds, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)